As filed with the Securities and Exchange Commission on March 7, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

February 11, 2013

Dear Fellow Shareholder:

The Fund posted a decline in the fourth quarter of -1.50% to end a positive year, in which the Fund gained +9.34% for calendar year 2012. These results compare with the S&P 500’s quarterly decline for the fourth quarter of -0.38% and full calendar year performance of +16.00%.

Disclosure Note:

For your information, for the period ended December 31, 2012, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were 9.34%, -2.50%, 4.66% and 6.21%, respectively. For the same periods the returns for the S&P 500 Index were 16.00%, 1.66%, 7.10% and 6.55%.

Gross Expense Ratio: 1.15%
Net Expense Ratio: 0.99%**
__________
** The Advisor has contractually agreed to reduce fees through 10/31/13.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund’s Net Asset Value on 12/31/12 was $41.01.

Despite posting positive results for the year, we are nevertheless frustrated that the Fund lagged the Index in 2012. As we discuss at length in the attached Commentary, we understand the reasons for such a lag, and more importantly, we believe that market conditions in 2013 should be favorable for the Fund, enabling us once more to outperform the Index.

In this regard, while a month does not a year make, we are nonetheless pleased to see the strong absolute and relative start that the Fund has had in 2013, and are optimistic that such strength should continue.

MATRIX ADVISORS
VALUE FUND, INC.

While the Fund’s growth for the year was accompanied by realized capital gains, we were able to offset these gains with the Fund’s accumulated net tax loss carry forward. As a result no capital gains were distributed.

The Fund continues to maintain a significant loss carry forward that should be available to offset future capital gains. As capital gains tax rates are rising for many investors beginning in 2013, the Fund’s accumulated tax loss carry forward could be an important value enhancer for Fund shareholders going forward.

As always, we appreciate your confidence and support. Matrix partners and associates, as well as our families, maintain extensive holdings in the Fund, and we continue to add to our positions.

Best wishes for a healthy, happy and prosperous new year.

Sincerely,

David A. Katz, CFA
Fund Manager

____________
Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility.

Diversification does not assure a profit nor protect against loss in a declining market.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

Earnings Growth is not a measure of the Fund’s future performance.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

MATRIX ADVISORS
VALUE FUND, INC.

Matrix Advisors Value Fund
Capital Markets Commentary and Semi Annual Report:
4th Quarter and 2012 Annual Review

Beset by concerns about the U.S. election, and then the possible ramifications of the looming fiscal cliff, the U.S. stock market had a rare negative fourth quarter. While the fourth quarter has been typically the market’s strongest, macro political concerns, and their possible economic and market-related implications, prevented the market from building on the gains of the previous quarter.

This was true of the Matrix Advisors Value Fund as well. Despite a strong bounce back in December, the Fund still posted a modestly negative quarter to end a nicely positive, but nevertheless frustrating calendar year. For the 4th quarter of 2012 the Fund had a decline of -1.50%, compared with a quarterly decline in the S&P 500 Index of -0.38%.

Semi-Annual Review

Despite the weakness in the most recent quarter, the Fund’s overall results for the first six months of its fiscal year were positive. For the six month period ending December 31, 2012, the Fund had a gain of +3.18% compared with a gain in the S&P 500 Index of +5.95%.

The Fund had an attractive third quarter as more macro and global economic issues were subordinated to a more traditional, fundamental analysis of individual companies.

Conversely, in the fourth quarter, macro issues such as the U.S. Presidential election and particularly the concerns surrounding the “fiscal cliff” at the end of the year, produced a significant amount of across the board anxiety with the market and within the Fund’s holdings.

Quarterly Review and 2012 Overview

The above-mentioned frustration for the Fund involved fighting upstream against a market that remained primarily dominated by macro global and economic concerns. In this environment, there was less differentiation between companies, as the market tended to view sectors somewhat monolithically.

This resulted in severe valuation discrepancies not only in the overall market, but also in a significant number of the Fund’s holdings. These discrepancies were largely responsible for the Fund’s lagging relative performance, both for the quarter and the entire calendar year.

For reasons we will discuss below, we believe that in 2013 that lag should reverse, and the Fund should be able to once again outperform the overall market.

Since the beginning of its recovery in 2009, Matrix has been consistently optimistic about the risk/reward prospects for the stock market. Our belief has been predicated on the fundamental reality that corporate America is earning more; it is leaner, more productive, and boasts almost unprecedented financial strength.

MATRIX ADVISORS
VALUE FUND, INC.

At the same time however, the earnings multiples of stocks are well below what they were just five or six years ago.

In 2012, we saw another upward move for the market after a sub-par 2011. However, all boats did not rise equally in the rising tide. While this reality is frustrating for us, to be sure, we understand its roots; as stated above, and we believe it should reverse and should be followed by equally strong relative outperformance this year. Indeed, in our 27 years in business, and in the 16 years in which we have been managing the Fund, we at Matrix have seen a consistent pattern of periods of underperformance followed by longer and more robust periods of outperformance.

Such a pattern is the result of the consistent application of a successful time-tested discipline that incorporates the wisdom that comes with investing experience. While grounded in great economic sense and empirical market success, our discipline is not always the focus of the market. However, invariably because of its proven common sense wisdom, it ultimately becomes the focus of the market, and then our performance once again shines.

We will discuss this historical reality in greater detail in the Ideas About Investing that follows this commentary. Suffice it to say, that we envision the Fund’s return to outperformance in 2013 as the market once again returns to a more fundamental focus, and yet again positively reappraises many strong businesses that have been undervalued.

Our conviction as to the high likelihood of such a process can be exemplified by the Fund’s recent history with Financial stocks. Following the financial meltdown of the economy and the stock market in 2008 and early 2009, Financial stocks as a group were a pariah, the stocks that everyone loved to hate. This sentiment continued well into 2011, despite the extraordinary steps taken by leading institutions to restore their balance sheet strength and profitability.

In spite of the steady improvement in fundamentals, earnings, capital ratios and management outlooks throughout 2010 and into 2011, these stocks lagged significantly. Finally in the latter part of 2011, the recognition of a wild disconnect between their business value and stock prices gained traction in the market. Financials began a recovery that has continued unabated, which made them market leaders in 2012, and which should likely extend into 2013. Interestingly, it’s only after 15 months of this very significant rally that investor sentiment is starting to modestly warm up to the banking industry.

We envision much of the same for other undervalued sectors and stocks that have been ignored in the recent past. Specifically, we believe Energy, Industrials and select areas of Technology are also poised for sharp recoveries. Such a reversion should once again catapult the Fund back to market outperformance.

Through a Glass Clearly: Reviewing our Predictions for 2012

We were more prescient in our predictions for 2012 than we have been in several years. We accurately envisioned a small but noticeable improvement in jobs creation, the housing market and the overall U.S. economy.

We were on target that while Europe’s problems would continue, they would show signs of improvement. Finally, we were right that the U.S. economy would be perceived as the proverbial one eyed man in the kingdom of the blind; in other words, for all its issues, the U.S. economy would be a relative beacon of stability.

MATRIX ADVISORS
VALUE FUND, INC.

All of these were contributory to what we held out as our major prediction: success for the stock market in 2012. When this was expressed a year ago, it was a decidedly contrarian sentiment, which we noted when we voiced it. Unfortunately, even though we were right in our economic, stock and bond predictions, the Fund still struggled on a relative basis.

Batter Up! Our Fearless Forecast for 2013

While we were fairly accurate last year, we know that trying to predict the current global environment is very complicated. With that caveat, we hereby offer our predictions for 2013.

We believe that the U.S. and global economies will be the beneficiaries of some of the rough times during the past few years. Most notably, having endured the needed digestion of massive numbers of foreclosures and oversupply, the U.S. housing market will intensify its recovery.

Furthermore, we think that Europe will find an economic bottom; while Europe’s full recovery seems a ways off, the worst case scenarios are fading, and the overall direction seems to be neutral to positive.

We look for China’s economy to slowly reaccelerate and expect that this should have a positive impact on the global economy. We also believe the uptick in the Chinese economy could put some upward pressure on commodity prices.

In the United States, we envision the improving housing market initiating a virtuous cycle of greater demand leading to higher home prices, increased job creation and greater consumer confidence. Corporate earnings are likely to move sideways for the first part of the year, but, benefitting from the housing recovery and a firming global economy, could start renewed growth later in 2013.

Over the near-term, the biggest wild cards in our forecast are the upcoming debt ceiling and budget sequestration talks. If a timely compromise, however painfully achieved, is reached on the dual concerns of raising the debt ceiling and lowering spending, we believe our economy is poised to continue to accelerate its recovery. Failure to do so, however, could have significant negative economic implications. We are hopeful that the well-received compromise on taxes will provide an incentive for a successful resolution to this pending issue.

While we do not expect a big economic boost from current government policies, we are comforted by the clarity that arose from the resolution of the fiscal cliff. We believe that such clarity should enable businesses to start moving forward again with spending, hiring, and mergers and acquisitions.

As to the stock market, the unusually low earnings multiples of leading companies provide an opportunity for attractive market results, even with muted economic growth. We see a reversionary market in 2013, meaning that certain areas that lagged previously should stage a relative comeback.

That comeback should include the Fund. Our major prediction for 2013 is that the Fund should perform very well in what should be a good year for stocks, reversing much of its underperformance during the past few years.

MATRIX ADVISORS
VALUE FUND, INC.

Fund Performance:
The Quarter in Review

The fourth quarter saw the continued recovery of the Fund’s Financial stocks, a sideways movement in many of its sectors, and an atypically weak performance from its Healthcare stocks.

Financials drew strength from Morgan Stanley, and from two interest rate sensitive holdings, Charles Schwab and State Street, in what might represent anticipation of eventual increases in interest rates.

Emerson Electric, among Industrials, and TE Connectivity, among Technology, were stalwart performers within otherwise lackluster sectors. Weakness in Healthcare came primarily from St. Jude Medical, which was sold during the quarter due to FDA and product safety issues, and from Teva Pharmaceuticals. Energy stocks closed out what had been an attractive year on a weak note, led downward by Devon Energy.

In an active quarter, we sold the Fund’s positions in Alcoa and St. Jude Medical. Alcoa is a well-run business, but it is economically sensitive and its stock price has languished based on muted prospects for aluminum prices in the near term. In the slowly recovering economic environment that we envision, we believe there are better places to achieve greater and more timely gains.

St. Jude Medical, already under a microscope for safety related issues in an important product, announced compliance-related notifications from the FDA that raised more questions as to the product’s future, as well as the candor of management in dealing with its investors.

We also scaled back our holding in Harris Corp. After a difficult start in 2011, the stock had a strong comeback in 2012 and had significantly outpaced the market and the defense industry returns. While we continue to like Harris, we felt more comfortable reducing our exposure in light of this strength as well as the anticipation of the fiscal cliff /sequestration discussions and a more conservative defense spending outlook for the next few years.

We used proceeds from these sales to begin a position in Johnson Controls, the highly regarded automotive component and commercial building systems manufacturer. We also added to our positions in Charles Schwab, Emerson Electric, Kellogg, Occidental Petroleum, and Schlumberger.

Because of a substantial tax loss carry forward, the Fund had no realized capital gains for the calendar year ending June 30, 2012. There is still a considerable loss carry forward available to offset any gains that may be realized in the future.

Looking forward, we once again state our conviction that we believe the stock market is in the early stages of a longer-term reversionary swing back to better equity performance. In the counter-intuitive thinking that drives the stock market, the fairly widespread negativity that individual investors feel towards the market is actually a very bullish sign, as markets have a history of acting in direct opposition to prevailing investor sentiment. Finally, we reiterate our belief that the Fund should benefit both absolutely as well as relatively from 2013 market conditions. The Fund’s focus on strong yet unappreciated businesses is likely to pay off this year as the market favorably re-appraises consistent business success, particularly those businesses trading at decades’ low valuations.

In that regard, the Fund’s current portfolio trades at 11.1 times (median) estimated 2013 earnings, which is a healthy discount to the S&P 500’s 12.7 times estimated 2013 earnings.

MATRIX ADVISORS
VALUE FUND, INC.

One additional way to contextualize how depressed our stocks’ valuations are, is to recognize that the Fund’s same current holdings sold at an 8.5% premium to the market in 2005-2007, with a P/E multiple of 18.5. Since interest rates were substantially higher then, given the inverse relationship between interest rates and P/E multiples, the current P/E multiple should actually be higher today than in 2005-2007, not vice-versa.

*     *     *

In this quarter’s installment of Ideas About Investing is focused on the reversionary nature of investing in general, and of the Fund in particular, that provides a pattern of outperformance following periods of underperformance.

We want to take this opportunity to wish you all a healthy, happy and prosperous new year, and to thank you for the privilege of working on your behalf. Our interests are aligned with yours, our efforts are focused on your behalf and our decision making always references your welfare.

Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quarterly Quest for Invest ment Enlightenment

It is a famous axiom of the stock market that there are only two emotions connected with it: fear and greed. However, in the past few years, the more appropriate emotions might very well be fear and loathing.

While the stock market has more than doubled since its recovery post the global financial crisis in March 2009, hundreds of billions of dollars have left the U.S. equity markets in the same period. Thanks to the financial meltdown and the bursting of the tech bubble that preceded it at the beginning of the last decade, there has emerged a sense that the stock market is a fool’s errand, and there is no reason to expect that investors can realistically profit from it.

Such a conclusion is driven by investors’ most recent market experience. In fact, the stock market has suffered what is widely called a “lost decade”, (actually 13 years now) in which the market has cumulatively moved sideways, even while the earnings of leading American companies have more than doubled. Specifically, the S&P 500 Index has declined (price only) by 3% from the beginning of 2000 through the end of 2012, while at the same time the earnings of the companies that comprise the Index have cumulatively increased by 109%1.

This is an amazing juxtaposition and it perhaps more than anything else underlies our belief that the stock market is due for a period of protracted success.

Despite the undeniable short-term volatility of the stock market, there is still a picture of rationality that emerges from the market over longer periods of time. The primary reason for this is that the market is still ultimately a weighing machine as to the success of individual businesses, based on their earnings, cash flow, dividends and future prospects.

Notwithstanding periodic distractions about macro-economic or global issues, the stock market invariably returns to an objective assessment, both absolute and relative, of the businesses whose stocks are traded. Therefore, when over a 13 year period, the two major criteria of the market – corporate earnings and the price paid to receive those earnings – go in opposite directions, something profound is going on.

It is likely that part of that something is paying for the sins of the exuberant ‘90s. Valuations started the year
2000 with higher than normal P/E ratios and some of the sub-par returns were a right sizing of stock market valuations. However, we also believe that the pendulum has swung too far, from over-valuation to undervaluation, as earnings multiples are half of what they were at the end of the 1990’s.

Over the same period, the 10 Year Treasury yields have declined by 70%. Historically, there has been an inverse relationship to bond yields and stock prices: lower yields result in higher stock values. But obviously that has not happened during this 13 year period.
___________
1 Source: Standard and Poors, Federal Reserve, Bloomberg, CaplQ, Weeden & Co., Davis Advisors and Matrix. Earnings are represented by the reported income of the S&P 500 Index member companies. Earnings for 1/1/00 are represented by the actual earnings for 1999. S&P 500 Index return calculation does not include dividends.

MATRIX ADVISORS
VALUE FUND, INC.

Speaking of history, during the past 83 years there have been only ten rolling 10 year periods in which the stock market has posted average returns of less than 5%. The very worst was the period beginning in 1929 and ending in 1938, in which the average annualized total return for the Dow was -1.7%2. The most recent period is from 2002-2011.

In the nine completed subsequent 10 year periods, the market rebounded significantly, with a majority of those follow on 10 year periods showing average annual performance in double digits.

All of this gives us the sense that we could be on the cusp of a major pendulum swing back in favor of equities. Prices are reasonable, expectations are modest, and the bar is low in terms of where bond yields and inflation stand.

In fact, 2012 might have been the beginning of that pendulum swing, the next follow on 10 year period of far higher returns.

*     *     *

Now, let’s look at the Fund in particular. We are proud of its long term success, its ability to navigate through different market environments, consistently applying a proven discipline of assessing and investing in quality businesses.

Nevertheless, the Fund has struggled in different ways during the past two years. In 2011, it performed poorly, and in 2012 it posted good absolute results, but nonetheless lagged the overall market.

In both years, our frustration stemmed from the same reality: the primary focus of the market was not on the perceived merits of individual businesses, but rather on overarching issues concerning the U.S. and global economies.

In such an environment, valuations and fundamentals, all of the metrics for making assessments of the attractiveness of companies, did not much matter. Instead markets frequently treated all players in a particular industry somewhat similarly, regardless of what was taking place at the individual company.

So, as in the overall market, the Fund’s holdings often had profound disparities between the success of their portfolio companies and their stock price. An examination of 10 of the Fund’s key holdings shows that from 2007 through 2012, earnings grew on average by 37.5%, while stock prices rose by only 4.3%3.

Furthermore, the Fund’s portfolio now trades at 11.1 times (median) 2013 estimated earnings, compared with the same stocks selling at 18.5 times earnings in the 2005 to 2007 period. While earnings are now meaningfully higher, and we believe their business prospects are as good as or better than they were, valuations are currently at the absolute low end of their historic averages.

Again, there should be a favorable reckoning when there is this kind of disconnect over time between what should drive stock prices and what those prices actually are.
__________
2 Source: Davis Advisors, Thomson Financial, Lipper and Bloomberg. The market is represented by the Dow Jones Industrial Average for the period from 1928 through 1957 and the S&P 500 Index for the period from 1958 through 2011. Periods when there is not a subsequent 10 year period are not reflected.
3 2012 Earnings are estimated, reflecting both analysts and company expectations. Source: First Call. Stock price return includes reinvested dividends.

MATRIX ADVISORS
VALUE FUND, INC.

In fact, that has been exactly what has happened with the Fund’s historic performance. In the past, where we have lagged the market, this disconnect has become severe, and the aftermath has been a snap back in the Fund’s favor, producing both strong absolute and relative performance.

The two most pronounced cases were the difficulties presented in the late 1990’s as Internet, tech stocks and mega-cap stocks dominated the markets, and in 2008 and early 2009 as the sell-off of the market induced by the global financial crisis reached despairingly low and irrational levels. In both cases, the market disregarded the reality of how businesses were actually performing, in favor of a mindset that either perceived them as much worse, or just did not care how they were progressing.

However, as we indicated, the market inevitably and invariably reverts back to its mission to rationally assess and value individual businesses. When it does so after these lapses, it tends to re-value quickly and dramatically.

This was the Fund’s experience in the 1999-2003 snapback from the Internet bubble, and the 2009-2010 snapback from the financial meltdown. In each case, the snapback was well in excess of the shortfall during the period of underperformance.

One important reason for these snapbacks was the Fund’s consistency in the face of short-term frustration. Despite unsatisfying results, it stayed true to its investment discipline. This was done out of great confidence in the merits of the investment process, as well as the realization that previous difficult periods were always followed by robust recoveries.

With that confidence, the Fund was able to be patient. Simultaneously, we at Matrix re-doubled our analytical efforts and revisited our investment thesis on each of the Fund’s holdings, looking closely and skeptically to make sure that we still maintained high conviction in each one’s ability to hold value in an out of favor period.

Importantly, we also focused on striving to make sure that each was poised to experience sharp rebounds in a timely manner once the environment improved. If our outlook changed or we saw better comparable opportunities for the Fund, we made the appropriate modifications.

All of this required some historical perspective, the courage of our convictions, and yes, at times, Maalox®. Since July 1, 1996 (Matrix Asset Advisors’ involvement with the Fund) we have outperformed the S&P 500 Index on a rolling 10 year basis (10 year periods that are recalibrated every quarter to exclude the oldest and include the newest quarter), 78% of the time.

That doesn’t mean we outperform every year, or even 78% of individual calendar years. What it does mean is that by adhering to our discipline, by paying continuing attention to fundamentals, we ultimately are able to perform well, and that short-term periods of underperformance have generally been followed by periods of greater outperformance.

We believe that the stage is set for the Fund to have a snapback year in 2013: strong businesses trading at compelling valuations; a market that should more readily accord appropriate valuations to well performing businesses, and a sense that many of its portfolio companies have been mis-valued and should be due for a favorable reversion.

We hope that in the future, the Fund will reap the benefits of discipline and patience.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses
The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/12)	$1,000.00	$1,000.00
Ending Account Value (12/31/12)	$1,031.80	$1,020.21
Expenses Paid During Period1	$ 5.07	$5.07

______________________________________________________________________________________________________________________________________________________________
1 Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Consumer Discretionary	0.3%
Consumer Staples	11.8%
Energy	18.9%
Financials	29.4%
Health Care	12.4%
Industrials	3.5%
Information Technology	20.2%
Telecommunication Services	3.0%
99.5%
Cash	0.5%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of December 31, 2012.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
Decmeber 31, 2012 (Unaudited)

SHARES		VALUE

COMMON STOCKS - 99.1%

AUTO COMPONENTS: 0.3%
5,000	Johnsnon Controls, Inc.	$153,500

BANK (MONEY CENTER): 4.3%
50,000	JPMorgan Chase & Co.	2,198,500

BANK (PROCESSING): 4.1%
45,500	State Street Corp	2,138,955

BANK (REGIONAL): 2.8%
50,500	BB&T Corp.	1,470,055

BANK (SUPER REGIONAL): 4.3%
65,000	Wells Fargo & Co.	2,221,700

BEVERAGES: 1.8%
9,500	PepsiCo, Inc.	650,085
8,000	The Coca-Cola Co.	290,000
		940,085
COMMUNICATIONS EQUIPMENT: 2.1%
22,100	Harris Corp.	1,082,016

COMPUTER SOFTWARE AND SERVICES: 3.2%
62,000	Microsoft Corp.	1,657,260

COMPUTERS AND PERIPHERALS: 3.0%
155,000	Dell, Inc.*	1,570,150

DRUG (GENERIC): 3.2%
45,000	Teva Pharmaceutical Industries, Ltd. - ADR	1,680,300

DRUG STORE: 2.9%
30,800	CVS Caremark Corp.	1,489,180

ELECTRICAL COMPONENT: 10.2%
144,500	Corning, Inc.	1,823,590
33,500	Emerson Electric Co.	1,774,160
45,800	TE Connectivity Ltd	1,700,096
		5,297,846

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2012 (Unaudited) – Continued

SHARES		VALUE

FINANCIAL SERVICES: 3.0%
27,000	American Express Co.	1,551,960

FOOD PROCESSING: 2.9%
54,000	Archer Daniels Midland Co.	1,479,060

FOOD PROCESSING (RETAIL): 0.7%
7,000	Kellogg Co.	390,950

HOUSEHOLD PRODUCTS: 3.5%
26,500	The Procter & Gamble Co.	1,799,085

HUMAN RESOURCES: 1.5%
140,000	Monster Worldwide, Inc.*	786,800

INSURANCE (DIVERSIFIED): 4.1%
64,000	Metlife, Inc.	2,108,160

MEDICAL SUPPLIES: 6.8%
24,500	Johnson & Johnson	1,717,450
27,000	Zimmer Holdings, Inc.*	1,799,820
		3,517,270
OIL/GAS (DOMESTIC): 3.7%
36,500	Devon Energy Corp.	1,899,460

OIL & GAS SERVICES: 6.9%
24,000	Schlumberger Ltd.	1,662,960
43,000	Tidewater, Inc.	1,921,240
		3,584,200
PETROLEUM (INTEGRATED): 3.4%
24,000	Chevron Corp.	1,741,054

PETROLEUM (REFINING): 2.4%
29,300	ConocoPhillips	1,699,107
10,500	Occidental Petroleum Corp.	804,405
		2,503,512

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2012 (Unaudited) – Continued

SHARES		VALUE

PRECISION INSTRUMENTS: 2.2%
18,400	Thermo Fisher Scientific, Inc.	$1,173,552

SECURITIES BROKERAGE: 6.7%
89,000	Morgan Stanley	1,701,680
122,000	The Charles Schwab Corp.	1,751,920
		3,453,600
TELECOMMUNICATIONS (EQUIPMENT): 3.5%
92,000	Cisco Systems, Inc.	1,807,800

TELECOMMUNICATIONS (FOREIGN): 3.0%
62,000	Vodafone Group PLC	1,561,780

TOTAL COMMON STOCKS (Cost $48,805,065)		$51,257,790

SHORT TERM INVESTMENTS: 0.5%
262,800	Fidelity Institutional Money Market Portfolio	262,800

TOTAL SHORT TERM INVESTMENTS (Cost $262,800)		262,800

TOTAL INVESTMENTS (Cost $49,067,865): 99.6%		51,520,590
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.4%		202,557
TOTAL NET ASSETS: 100.0%		$51,723,147
____________
* Non-Income Producing.
ADR – American Depository Receipt.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities
At December 31, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (cost $49,067,865)	$51,520,590
Receivables:
Fund shares sold	516,579
Dividends and Interest	74,442
Prepaid expenses	8,452
Total assets	52,120,063

LIABILITIES:
Payables:
Due to Advisor	21,089
Investment purchased	37,965
Fund shares repurchased	100,797
Custodian	192,123
Accrued expensed and other liabilities	44,942
Total liabilities	396,916

NET ASSETS	$51,723,147

Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized)	1,261,339

Net Asset Value, Offering Price and Redemption Price Per Share	$41.01

COMPOSITION OF NET ASSETS:
Paid in capital	$63,530,063
Undistributed net investment income	36,209
Accumulated net realized loss on investments	(14,295,850)
Net unrealized appreciation on investments	2,452,725

Net Assets	$51,723,147

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations
For the Period Ended  December 31, 2012 (Unaudited)

INVESTMENT INCOME

INCOME
Dividend income (net of foreign taxes withheld of $4,623)	$748,588
Interest income	240
Total income	748,828

EXPENSES
Advisory fees	229,278
Administration fees	45,945
Shareholder servicing and accounting fees	29,007
Professional fees	18,150
Federal and State registration fees	12,993
Custodian fees	9,678
Reports to shareholders	6,787
Directors’ fees and expenses	4,240
Other expenses	9,911
Total operating expenses	366,439
Less: Expense reimbursement by Advisor	(63,199)
Net expenses	303,240
Net investment income	445,588

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(3,764,018)
Net change in unrealized appreciation/depreciation on investments	5,163,472
Net realized and unrealized gain on investments	1,399,454
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,845,042

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

	SIX MONTHS	YEAR
	ENDED	ENDED
Statement of Changes in Net Assets	DECEMBER 31, 2012	JUNE 30, 2012
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$445,588	$937,186
Net realized gain (loss) on investments	(3,764,018)	1,336,880
Change in net unrealized appreciation/depreciation on investments	5,163,472	(10,182,445)
Net increase (decrease) in net assets resulting from operations	1,845,042	(7,908,379)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(916,430)	(708,785)
Total distributions to shareholders	(916,430)	(708,785)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,072,938	4,319,907
Proceeds from reinvestment of distributions	882,922	648,307
Cost of shares redeemed	(26,741,560)	(18,181,797)
Redemption fees	19	1,329
Net decrease from capital share transactions	(24,785,681)	(13,212,254)
Total decrease in net assets	(23,857,069)	(21,829,418)

NET ASSETS
Beginning of period	75,580,216	97,409,634
End of period	$51,723,147	$75,580,216
Undistributed net investment income	$36,209	$507,051

CHANGE IN SHARES
Shares outstanding, beginning of period	1,868,981	2,199,266
Shares sold	26,124	108,588
Shares issued on reinvestment of distributions	21,102	17,025
Shares redeemed	(654,868)	(455,898)
Shares outstanding, end of period	1,261,339	1,868,981

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights
For a capital share outstanding throughout each year/period

	SIX MONTHS
	ENDED
	DECEMBER 31,		YEARS ENDED JUNE 30,
	2012		2012	2011	2010	2009	2008
	(Unaudited)
Net asset value, beginning of year/period	$40.44		$44.29	$34.64	$32.04	$44.14	$63.56

Income from investment operations:
Net investment income	0.30	(d)	0.48	0.26	0.18	0.47	0.53
Net realized and unrealized gain (loss)
on investments	1.00		(3.99)	9.62	2.69	(12.31)	(9.77)
Total from investment operations	1.30		(3.51)	9.88	2.87	(11.84)	(9.24)

Less distributions:
Dividends from net investment income	(0.73)		(0.34)	(0.23)	(0.27)	(0.26)	(0.48)
Distributions from realized gains	—		—	—	—	—	(9.70)
Total distributions	(0.73)		(0.34)	(0.23)	(0.27)	(0.26)	(10.18)
Paid-in capital from redemption fees (Note 2)	—	(a)	— (a)	— (a)	— (a)	— (a)	— (a)
Net asset value, end of year/period	$41.01		$40.44	$44.29	$34.64	$32.04	$44.14
Total return	(13.18)	%)(c)	(7.88)%	28.55%	8.87%	(26.72%)	(16.98%)

Ratios/supplemental data:
Net assets, end of year/period (millions)	$51.7		$75.9	$97.4	$82.8	$81.6	$122.1

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.20	%(b)	1.15%	1.16%	1.38%	1.44%	1.33%
After expense reimbursement	0.99	%(c)	0.99%	0.99%	0.99%	0.99%	0.99%
Interest Expense	—		—	—	—	—	0.01%

Ratio of net investment income
to average net assets:
Before expense reimbursement	1.25	%(b)	0.98%	0.42%	0.07%	0.90%	0.58%
After expense reimbursement	1.46	%(b)	1.14%	0.59%	0.46%	1.34%	0.92%
Portfolio turnover rate	5	%(c)	19%	25%	20%	59%	43%

_______________
(a)	less than $0.01.
(b)	Annualized.
(c)	Not Annualized.
(d)	Computed using the average share method.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Authorized Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value per share (“NAV”) may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B. Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemptions or exchanges of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid in capital and such fees become part of that Fund’s daily NAV calculation.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

C. Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009 – 2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D. Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E. Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2012, the Fund has no permanent book-to-tax differences.

F. Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

G. Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H. Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. For the year ended December 31, 2012, the Fund did not borrow under the line of credit.

I. Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occured that require disclosure.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor”, “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets. Prior to September 1, 2010, the investment advisory fee was 1.00% of average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Adviser is eligible to recover expenses waived after August 31, 2009, for three fiscal years following the fiscal year in which the expenses were originally waived.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

The Adviser will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010. For the six months ended December 31, 2012, Matrix waived $63,199. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2012, the cumulative amount available for reimbursement that has been paid and/or waived is $738,980. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2013	2014	2015	2016
$371,267	$169,455	$135,059	$63,199

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2012, U.S. Bancorp Fund Services, LLC was paid $45,945, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund’s principal underwriter.

The Chief Compliance Officer receives no compensation from the Fund for her services; however, the Administrator was paid $5,034 for the six months ended December 31, 2012 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2012, are as follows:

	Purchases	Sales
Common Stock	$ 2,683,171	$ 28,092,260

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2012, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$78,160,680
Gross tax unrealized appreciation	9,332,495
Gross tax unrealized depreciation	(12,117,504)
Net tax unrealized depreciation on investments	(2,785,009)
Undistributed ordinary income	507,051
Undistributed long-term capital gains	—
Total Distributable Earnings	507,051
Other accumulated losses	(10,457,570)
Total Accumulated Earnings/Losses	$(12,735,528)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At June 30, 2012, Matrix Advisors Value Fund, Inc. has $8,130,057 of capital loss carryover which expires June 30, 2018 and $2,327,513 which expires June 30, 2017.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

The tax character of distributions paid during the six months ended December 31, 2012 and fiscal year ended June 30, 2012 were as follows:

	December 31, 2012	June 30, 2012

Distributions Paid From:	$916,430	$708,785
Ordinary Income*	$—	$—
Long-Term Capital Gain	$916,430	$708,785

___________
* For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The fund has disclosed the applicable requirements of this accounting standard.

In December 2011, FASB issued ASU N0. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2012.

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Description
Equity
Common Stock*	$51,257,790	$—	$—	$51,257,790
Total Equity	$51,257,790	$—	$—	$51,257,790
Short-Term Investments	$262,800	$—	$—	$262,800
Total Investments in Securities	$51,520,590	$—	$—	$51,520,590
____________
* Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

For the six months ended December 31, 2012, there were no transfers between Level 1, Level 2 or Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the “Advisor”) continues in effect from year to year, if such continuation is approved at least annually by the Fund’s Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Directors”).

At a meeting held on August 22, 2012, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by Fund counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund counsel, including a copy of its Form ADV, and comparative information about the Fund’s performance, management fee and expense ratio, and other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

1)    The nature, extent and quality of services provided by the Advisor to the Fund.

The Directors reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund’s Investment Advisory Agreement and the quality of those services over the past year. The Directors noted that the services include managing the investment and reinvestment of the Fund’s assets; the provision of reports to the Board regarding the Advisor’s performance of its obligations under the Investment Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Independent Directors evaluated these factors based on their direct experience with the Advisor and in consultation with Fund counsel. The Independent Directors also considered the Advisor’s compliance program, including risk management, and the efforts of the Fund’s chief compliance officer and the Advisor’s continued retention of an outside compliance consultant. The Independent Directors concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high. The Independent Directors reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Advisor, that (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Directors; and (iv) the Advisor had kept the Independent Directors apprised of developments relating to the Fund and the industry in general. The Independent Directors also focused on the Advisor’s reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)    Investment performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the one-year, three-year, five-year and ten-year periods ended July 31, 2012. The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large blend funds), primary distribution channel, load structure (no-load funds without 12b-1 plans), and asset size. This peer group was compiled by the Fund’s administrator. The Independent Directors observed that the Fund’s performance lagged the peer group median for all the stated periods. The Board considered the portfolio commentary provided at each quarterly Board meeting and the Advisor’s analysis of the Fund’s performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund’s lagging performance and the Advisor’s commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions although the Board would continue to look for improvement.

3)    The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Board’s consideration of the level of the advisory fee, the Directors considered a number of factors. The Board considered the Fund’s advisory fee of 0.75% of the Fund’s average daily net assets and the Fund’s contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the Fund’s average daily net assets. The Directors compared the level of the advisory fee for the Fund against the advisory fees charged (i) by funds in the peer group, (ii) another mutual fund that is sub-advised by the Advisor, and (iii) other separately-managed accounts of the Advisor with investment strategies similar to the Fund’s investment strategy. The Directors also considered comparative total fund expenses of the Fund and the peer group. The Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or reimbursements.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

The Board noted that the advisory fee of 0.75% charged by the Advisor was reasonable and was at the median of the peer group, and the total net expense ratio of 0.99% was slightly below the median of the peer group. The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund’s total expenses to 0.99%. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years. The Board also reviewed the schedules of fees charged to other advisory clients. While the Board noted that the fees the Advisor charges for the mutual fund it sub-advises and for its managed accounts are generally lower than the Fund’s advisory fee, the Board recognized that the level of services required and risks involved in managing registered investment companies such as the Fund are significantly different from those for funds where the Advisor serves only as a sub-adviser and for its managed accounts. The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the supervision of the Fund’s other service providers such as U.S. Bancorp Fund Services, LLC.

The Independent Directors also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Directors reviewed profitability data relating to the Advisor for the fiscal years ended June 30, 2011 and June 30, 2012. The Independent Directors concluded that the profitability of the Fund to the Advisor was not excessive. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4)    The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Independent Directors considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that it may not have achieved until the Fund reached significantly higher asset levels. The Directors determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

5)    Benefits derived from the Advisor’s relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund. The Board also discussed the Advisor’s practices regarding the selection and compensation of brokers that execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Advisor. The Independent Directors further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker in recognition of research or brokerage services provided to the Advisor, the Fund and the Advisor have not entered into any “third party” soft dollar arrangements with brokers whereby the Fund’s brokerage is directed to such brokers in return for research or brokerage services.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund. The Board and the Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

This page intentionally left blank.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker
•
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
•
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
•
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
•
Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741
•
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
•
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report MATRIX ADVISORS VALUE FUND, INC. December 31, 2012 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By  /s/ David A. Katz
       David A. Katz, President

Date  March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ David A. Katz
        David A. Katz, President

Date  March 4, 2013